UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 7, 2008
DURA AUTOMOTIVE SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	000-21139 (Commission File Number)	38-3185711 (IRS Employer Identification No.)
2791 Research Drive, Rochester Hills, Michigan 48309
(Address of Principal Executive Offices, including Zip Code)
(248) 299-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.
     On March 7, 2008, Dura Automotive Systems, Inc. and its affiliated debtors and debtors-in-possession (collectively, the “Company”), filed with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) the Debtors’ Revised Joint Plan of Reorganization Under Chapter 11 Of the Bankruptcy Code, dated March 7, 2008 (the “Revised Plan”). A copy of a press release, dated March 7, 2008, announcing the filing of the Revised Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference. On March 14, 2008, the Company filed the Revised Plan, as further revised, and the related Disclosure Statement for the Debtors’ Revised Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated March 14, 2008 (the “Disclosure Statement”). Copies of the Revised Plan and Disclosure Statement as filed with the Bankruptcy Court on March 14, 2008, are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated by reference herein. Copies of the Revised Plan and Disclosure Statement, as well as exhibits to the Disclosure Statement not attached to Exhibit 99.3, are also available under the “Court Documents” section of the website of the Company’s claims and noticing agent at dura.kccllc.net. The information set forth on the foregoing website shall not be deemed to be a part of or incorporated by reference into this Form 8-K.
     The Company recommends that its stakeholders refer to the limitations and qualifications included in the Revised Plan and Disclosure Statement. Information contained in the Revised Plan and Disclosure Statement is subject to change, whether as a result of amendments to the Revised Plan and Disclosure Statement, actions of third parties or otherwise.
     Bankruptcy law does not permit solicitation of acceptances of the Revised Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Revised Plan. The Revised Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.
FORWARD LOOKING STATEMENTS
     This Current Report on Form 8-K, including the exhibit being filed as part of this report, as well as other statements made by the Company may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession facility; the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 cases prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees; general economic or business conditions affecting the automotive industry (which is dependent on consumer spending), either nationally or regionally, being less favorable than expected; and increased competition in the automotive components supply market. Other risk factors are listed from time to time in the Company’s SEC reports, including, those contained in Part I. Item 1A. Risk Factors of the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies.

The Revised Plan provides that the claims of certain of the Company’s creditors and the interests of the holders of the Company’s common stock will be cancelled for no consideration. Under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Dura’s common stock or other equity interests or any claims relating to pre-petition liabilities.
          Ultimately, results may differ materially from those in forward-looking statements as a result of various factors including, but not limited to those items listed under Part I. Item 1A. Risks Factors of the Annual Report on Form 10-K for the year ended December 31, 2006.
Item 9.01. Financial Statements and Exhibits.
     (a) None
     (b) None
     (c) Exhibits:
99.1	Press Release, dated March 7, 2008, relating to the filing of the Revised Plan.

99.2	Debtors’ Revised Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, as further revised, dated March 14, 2008.

99.3	Disclosure Statement for the Debtors’ Revised Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated March 14, 2008.

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SIGNATURES
     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dura Automotive Systems, Inc.

/s/ C. Timothy Trenary
Date: March 20, 2008	By: C. Timothy Trenary
Its: Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated March 7, 2008, relating to the filing of the Revised Plan.

99.2	Debtors’ Revised Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, as further revised, dated March 14, 2008.

99.3	Disclosure Statement for the Debtors’ Revised Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated March 14, 2008.

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